EXHIBIT 32.1

EXHIBIT  32.1:  CERTIFICATION  OF  PRINCIPAL  EXECUTIVE  OFFICER  AND  PRINCIPAL
     FINANCIAL  OFFICER  PURSUANT  TO 18 U.S.C.  1350,  as adopted  pursuant  to
     Section 906 of the Sarbanes-Oxley Act of 2002.




          In connection with the accompanying Quarterly report on Form 10-QSB of Nesco Industries, Inc. for the quarter ended October 31, 2005, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1) such Quarterly report on Form 10-QSB for the quarter ended October 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in such Quarterly report on Form 10-QSB for the quarter ended October 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Nesco Industries, Inc.



         April 28, 2006
                                 /s/ Matthew Harriton
                                 --------------------
                                 Name: Matthew Harriton
                                 Title:  Chief Executive Officer  (principal
                                 executive officer and principal financial
                                 officer)